SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2003

                          FINANCIAL INSTITUTIONS, INC.
                Exact Name of Registrant as Specified in Charter)

            New York                       0-26481               16-0816610
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

  220 Liberty Street, Warsaw, New York                             14569
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code (585) 786-1100

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Item 7. Financial Statements and Exhibits

      (c)   Exhibit

            99.1 Press release issued by Financial Institutions, Inc. dated October 16, 2003.

Item 9. Regulation FD Disclosure

      The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216.

      Attached and incorporated herein by reference, as Exhibit 99.1 is a copy of the press release of Financial Institutions, Inc., dated October 16, 2003, reporting Financial Institutions, Inc.'s financial results for the quarter ended September 30, 2003.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FINANCIAL INSTITUTIONS, INC.
                                                        (Registrant)


October 16, 2003                                    /s/ Ronald A. Miller
      Date                                          --------------------
                                               Ronald A. Miller, Senior VP & CFO


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